Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

International Government Bond Fund

(the “Fund”)

Supplement dated September 14, 2026, to the Summary Prospectus, Prospectus and Statement of

Additional Information (“SAI”) of the Fund, each dated October 1, 2025, as supplemented to date

Effective July 31, 2026, Anders Faergemann, and Dmitri Savin, CFA, ceased serving as portfolio managers to the Fund. Accordingly, all references to Mr. Faergemann and Mr. Savin are deleted from the Fund’s Summary Prospectus, Prospectus and SAI in their entirety. Effective July 31, 2026, Joseph Cuthbertson, CFA, and Roberto Coronado became portfolio managers to the Fund.

Effective immediately, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI, as applicable:

The subsection of the Summary Prospectus entitled “Investment Adviser – Portfolio Managers” and the subsection of the Prospectus entitled “Fund Summary: International Government Bond Fund – Investment Adviser – Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Fund Since
Roberto Coronado Managing Director and Senior Portfolio Manager	July 2026
Joseph Cuthbertson, CFA Vice President and Portfolio Manager	July 2026

The fifth paragraph of the subsection of the Prospectus entitled “Management — Investment Subadvisers — International Government Bond Fund — PineBridge Investments LLC (“PineBridge”)” is deleted and replaced with the following:

Investment decisions for the International Government Bond Fund are made by a team including Roberto Coronado and Joseph Cuthbertson, CFA. Mr. Coronado joined PineBridge in 2014 and is a Managing Director and Senior Portfolio Manager on the Developed Markets Fixed Income team. He is responsible for the management of high grade institutional and retail fixed income portfolios. Mr. Coronado’s primary focus at PineBridge is the management of European investment grade credit and global aggregate portfolios. Previously, Mr. Coronado worked at Deutsche Asset Management as a Portfolio Manager for the Fixed Income Absolute Return portfolio and the Euro & Sterling Credit portfolio. Prior to that, he worked at GE Commercial Finance as a Credit Analyst. Mr. Coronado received a Bachelor of Business Administration in Finance from the University of Texas at Arlington and a Master of Science in International Business and Finance from the Stockholm School of Economics. Mr. Cuthbertson joined PineBridge in 2016 as a Trader on PineBridge Investments’ Fixed Income team. He was the primary trader for Emerging Market Hard Currency Sovereigns, Local Rates and FX. He then joined the Sovereign Analysts team covering North and Sub Saharan Africa and as well as the Central American and Caribbean.

Mr. Cuthbertson also acts as backup portfolio manager to the lead sovereign portfolio manager. Prior to joining PineBridge, Mr. Cuthbertson was an Operations Analyst at Omni Partners and held internships at BlueMountain Capital and Royal Bank of Scotland in Singapore. He received a BSc in Economics and Finance from The University of York and is a CFA charterholder.

The table in the subsection of the SAI entitled “Portfolio Managers — Other Accounts,” solely as it relates to PineBridge, is deleted in its entirety and replaced with the following:

Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of May 31, 2026)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
PineBridge	Dana Burns	3	$1,227.04	2	$343.55	14	$4,813.51
	John Yovanovic, CFA	5	$1,539.52	5	$3,975.25	23	$6,723.13
	Joseph Cuthbertson, CFA[21]	0	$0	7	$93.55	0	$0
	Robert Vanden Assem, CFA	6	$1,744.26	10	$2,905.91	16	$5,522.85
	Roberto Coronado[21]	3	$517.22	2	$857.62	3	$168.76

21

Messrs. Cuthbertson and Coronado became portfolio managers of the Fund on July 31, 2026. The information presented in this table is as of May 31, 2026, at which time Messrs. Cuthbertson and Coronado were not portfolio managers of the Fund.

As of August 30, 2026, Messrs. Cuthbertson and Coronado did not have any ownership interest in the Fund.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Summary Prospectus, Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.